Summary Prospectus July 1, 2026
JPMorgan Active High Yield ETF Ticker: JPHY
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-844-457-6383 or by sending an e-mail request to jpm.xf@jpmorgan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2026, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks to achieve a return in excess of the benchmark by investing primarily in below investment grade corporate debt securities. A high level of current income is the Fund’s primary objective and capital appreciation is a secondary objective.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Total Annual Fund Operating Expenses	0.45
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	46	144	252	567
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (June 24, 2025 through February 28, 2026), the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its investment objective of outperforming the Fund’s benchmark, the ICE BofA US High Yield Constrained Index (the benchmark), by investing in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and privately placed securities.
Under normal circumstances, the Fund invests at least 80% of its Assets in bonds and other debt securities, such as convertible securities, that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality.
Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may have a longer or shorter average weighted maturity under certain market conditions.
The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Such securities may include so called “distressed debt”. Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. The Fund may invest in securities that are issued by companies that are highly leveraged, less creditworthy or financially distressed. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in swaps structured as credit default swaps to gain exposure to other securities in order to mitigate risk exposure or to manage cash flow needs.
Although the Fund predominantly invests in debt securities and income producing securities, it may also invest in common stock from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security. In connection with a company’s reorganization, the Fund, either alone or in conjunction with other creditors, may provide financing to a debtor-in-possession by investing in notes or other securities issued by a company. The Fund may also hold commitments to purchase bonds, convertible securities and preferred or common stock (Unfunded Commitments) as a principal investment strategy.
The adviser seeks to achieve its investment objective by focusing on value in buying and selling securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, the adviser performs an in-depth analysis of the issuer, including business prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments expediting the review of the Fund’s investments that are considered to be the most risky. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality. Based on this investment process, the adviser overweights and underweights its sector and security investments relative to the benchmark. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, trade wars, retaliatory trade measures, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (also known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/ or a decrease in the amount of dividends and yield.
Credit Risk. The Fund’s investments are subject to the risk that issuers, guarantors and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Smaller Company Risk. Investments in smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. Investments in smaller companies may trade less frequently and in smaller volumes than investments in larger companies. As a result, changes in the price of investments in such companies may be more sudden or erratic than the prices of investments of larger companies, especially over the short term. These risks are higher for small cap companies.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Derivatives Risk. Derivatives, including currency forward contracts and futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Foreign Securities Risk. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, contingent convertible securities may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution (the resolution authority) has determined that the issuer is not viable. Even though the Fund does not invest in common stock as a principal investment strategy, the Fund will be subject to increased equity market risk in the event that such securities are converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. As contingent convertible securities may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. In addition, preferred securities are generally subject to the market and issuer risks applicable to equity securities generally, including fluctuations in value due to broad market or company-specific developments. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions entirely or partially in cash, rather than primarily for in-kind securities. Therefore, it will be required to sell portfolio securities and subsequently recognize a gain on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for exchange-traded funds (ETFs) that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Cook	2025	Managing Director
Thomas Hauser	2025	Managing Director
Jeffrey Lovell	2025	Managing Director
John Lux	2025	Managing Director
Edward Gibbons	2025	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-AHY-ETF-726